UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A
(Amendment No.1)
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2017
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
(Address of principal executive offices)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On November 1, 2017, The Cooper Companies, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) disclosing, among other things, that it had completed the previously announced acquisition (the "Acquisition") of the global rights and business (the “Acquired Business”) of the Paragard Intrauterine Device (IUD) business ("PARAGARD") of Teva Pharmaceutical Industries Limited ("Teva") pursuant to the Asset Purchase Agreement between CooperSurgical, Inc and Teva (the “Asset Purchase Agreement”).
The Company is filing this amendment to the Initial 8-K (the "Amendment") to amend and supplement Item 2.01 of the Current Report on Form 8-K filed by us on November 1, 2017 and to provide the disclosures required by Item 9.01 below. This Report should be read in conjunction with the Initial 8-K and other filings with the SEC. Except as otherwise provided herein, the other disclosures made in the Initial 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.
We believe that it is impracticable to prepare full financial statements in accordance with Rules 3-01 and 3-02 of Regulation S-X relating to the Acquired Business for the following reasons:

•	PARAGARD has not been accounted for as a separate entity, subsidiary or division of Teva;

•	Stand-alone financial statements relating to PARAGARD have never been prepared nor audited by Teva's independent auditors; and

•	Teva does not believe that it can objectively allocate certain corporate expenses to the PARAGARD business.
In accordance with the relief granted to the Company by the staff of the Division of Corporation Finance of the SEC in a letter dated September 25, 2017, the Company has provided the financial information described below ("abbreviated financial statements") in lieu of the financial information required by Rule 3-05 of Regulation S-X.

(a)	Financial Statements of Business Acquired.
The Company is filing with the Amendment, the following financial statements and notes thereto related to PARAGARD:

•
The Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of December 31, 2016, and Special Purpose Statement of Revenues and Direct Expenses for the year ended December 31, 2016, are attached as Exhibit 99.1 and incorporated by reference herein.

•
The Unaudited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of September 30, 2017 and Unaudited Special Purpose Statements of Revenues and Direct Expenses for the nine months ended September 30, 2017 and September 30, 2016, are attached as Exhibit 99.2 and incorporated by reference herein.

The Report of Independent Auditor, issued by PricewaterhouseCoopers LLP, dated December 22, 2017, relating to PARAGARD's audited special purpose financial statements described above, is attached hereto in Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information.
The unaudited pro forma condensed combined balance sheet as of October 31, 2017 assumes that the Acquisition occurred on October 31, 2017. The unaudited pro forma condensed combined statements of income for the year ended October 31, 2017 assumes that the Acquisition occurred on November 1, 2016. The unaudited pro forma financial information for the Company, after giving effect to the acquisition of PARAGARD and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

(c)	Exhibits.

Exhibit	Description

23.1	Consent of Independent Accountants, PricewaterhouseCoopers LLP.

99.1
Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of December 31, 2016, and Special Purpose Statement of Revenues and Direct Expenses for the year ended December 31, 2016 and the notes related thereto.

99.2
Unaudited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of September 30, 2017 and unaudited special purpose statements of Revenues and Direct Expenses for the nine months ended September 30, 2017 and September 30, 2016 and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet at October 31, 2017 and unaudited pro forma condensed combined statements of income for the year ended October 31, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Agostino Ricupati
Agostino Ricupati
Senior Vice President Finance and Tax and Chief Accounting Officer
Dated: January 17, 2017